                                                                      EXHIBIT 21



                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


                                                       JURISDICTION
SUBSIDIARY                                           OF INCORPORATION                 PARENT              PERCENTAGE
1950 Williams Drive, LLC                              Delaware          TFX Equities                          100
924593 Ontario Limited                                Ontario           Teleflex                               81 (1)
Advanced Thermodynamics Corporation                   Ontario           924593 Ontario                        100
Access Medical S.A.                                   France            TFX International S.A.                100
AeroForge Corporation                                 Indiana           TFX Equities                          100
Air Cargo Equipment Corporation                       Delaware          Telair (CA)                           100
Airfoil Management Company                            Delaware          TFX Equities                          100
Airfoil Management Limited                            UK                Sermatech (U.K.) Limited              100
Airfoil Technologies (Florida), Inc.                  Delaware          Aviation Product Support, Inc.         51 (2)
Airfoil Technologies International LLC                Delaware          TFX Equities                           51 (3)
Airfoil Technologies Singapore PTE LTD                Singapore         Airfoil Technologies Internat'l       100
American General Aircraft Holding Co., Inc.           Delaware          Teleflex                               74
Asept Inmed S.A.                                      France            TFX International S.A.                100
Astraflex BVBA                                        Belgium           TFX Group Ltd.                         99 (4)
Astraflex Limited                                     UK                TFX Group Ltd.                        100
Aunic Engineering Limited                             UK                Sermatech (U.K.) Limited              100
Autogas Techniek Holland B.V.                         The Netherlands   United Parts Group, B.V.              100
Aviation Product Support, Inc.                        Delaware          Airfoil Technologies Internat'l        60 (5)
Bavaria Cargo Technologie GmbH                        Germany           Telair International GmbH             100
Blue Armor International, Ltd.                        Maryland          Sermatech                             100
Capro de Mexico, S.A. de C.V.                         Mexico            TFX International Corp.             99.99 (6)
Capro Inc.                                            Texas             Teleflex                              100
Capro-Casiraghi S.r.l.                                Italy             Capro                                  80 (7)
CCT De'Couper Industries, Inc.                        Michigan          Comcorp Technologies, Inc.            100
CCT Plymouth Stamping Company                         Michigan          Comcorp Technologies, Inc.            100
CCT Thomas Die & Stamping, Inc.                       Michigan          CCT De'Couper Industries, Inc.        100
Cepco Precision Company of Canada, Inc.               Canada            Sermatech Engineering                 100
Cetrek Engineering Ltd.                               UK                Cetrek Ltd.                           100
Cetrek Inc.                                           Massachusetts     Teleflex                              100
Cetrek Limited                                        UK                TFX International Ltd.                100
Chemtronics International Ltd.                        UK                Sermatech (U.K.) Limited              100
Claes Johansson Automotive AB                         Sweden            Teleflex                               30 (8)
Claes Johansson Components AB                         Sweden            Claes Johansson Automotive AB         100
Comcorp Inc.                                          Michigan          Teleflex                              100
Comcorp Technologies, Inc.                            Michigan          Teleflex                              100
Comfort Pedals, Inc.                                  Michigan          Comcorp, Inc.                         100
Compart Automotive B.V.                               The Netherlands   United Parts Group B.V.               100
Entech, Inc.                                          New Jersey        TFX Equities                          100
Franklin Medical Ltd.                                 UK                TFX Group Ltd.                        100
G-Tel Aviation Limited                                UK                Sermatech (U.K.) Limited               50
Gamut Technology, Inc.                                Texas             Capro                                 100
Gas-Path Technology, Inc.                             Delaware          Teleflex                              100
Gator-Gard Incorporated                               Delaware          Sermatech                             100
GFI Control Systems, Inc.                             Ontario           924593 Ontario                        100
GFI -USA, Inc.                                        Delaware          GFI Control Systems                   100
Inmed (Malaysia) Holdings Sdn. Berhad                 Malaysia          Willy Rusch AG                        100
Inmed Acquisition, Inc.                               Delaware          Teleflex                              100
Inmed Corporation (9)                                 Georgia           Teleflex                              100
Inmed Corporation (U.K.) Ltd.                         UK                TFX Group Ltd.                        100
Intelligent Applications Limited                      UK                TFX Group Ltd.                        100
Kaufman Industries Limited                            Maryland          Sermatech                             100
Kordial S.A.                                          France            TFX International S.A.                100
Lehr Precision, Inc.                                  Ohio              Teleflex                              100
Lipac Liebinzeller Verpackungs-GmbH                   Germany           Willy Rusch AG                        100
Mal Tool & Engineering Limited                        UK                TFX Group Ltd.                        100

                                                                      EXHIBIT 21



                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


                                                       JURISDICTION
SUBSIDIARY                                           OF INCORPORATION                 PARENT              PERCENTAGE
Meddig Medizintechnik Vertriebs-GmbH                  Germany           Rusch G B                            87.5
Medical Service Vertriebs-GmbH                        Germany           Willy Rusch AG                        100
Mediland Rusch Care S.r.l.                            Italy             Rusch Italia S.A.R.L.                 100
Morse Controls AB                                     Sweden            Teleflex Industries Limited           100
Morse Controls Limited                                UK                Teleflex UK Limited                   100
Morse Controls (N.Z.) Limited                         New Zealand       Morse Controls Pty. Ltd.              100
Morse Controls Pty Limited                            Australia         Morse Controls Limited                100
Morse Controls S.L. Spain                             Spain             TFX Equities                          100
Norland Plastics Company                              Delaware          TFX Equities                          100
Phosphor Products Co. Limited                         UK                TFX International Ltd.                100
Pilling Weck Chiurgische Produkte GmbH                Germany           TFX Holding GmbH                      100
Pilling Weck Incorporated                             Delaware          Teleflex                              100
Pilling Weck Incorporated                             Pennsylvania      Teleflex                              100
Pilling Weck (Asia) PTE Ltd. (10)                     Singapore         Pilling Weck (PA)                   99.99
Pilling Weck (Canada)Inc.                             Canada            924593 Ontario                       50.5 (11)
Pilling Weck n.v.                                     Belgium           TFX International S.A.                100
Primaklimat AB                                        Sweden            Claes Johansson Components AB         100
Productos Aereos, S.A. de C.V.                        Mexico            Telair International (CA)           99.99 (12)
Rigel Compasses Limited                               UK                TFX International Ltd.                100
RMH Controls Limited                                  UK                Morse Controls Limited                100
Rusch Asia Pacific Sdn. Berhad                        Malaysia          Inmed (Malaysia) Holdings             100
Rusch AVT Medical Private Limited                     India             TFX Equities                           50
Rusch (UK) Ltd.                                       UK                TFX Group Ltd.                        100
Rusch Austria Ges.mbH                                 Austria           Teleflex Holding GmbH (Austria)       100
Rusch France S.A.R.L.                                 France            Rusch G B                             100
Rusch Inc.                                            Delaware          Rusch G B                             100
Rusch Hospital (13)                                   Germany           Willy Rusch AG                        100
Rusch Hospital S.r.l.                                 Italy             Rusch Italia S.A.R.L.                 100
Rusch Italia S.A.R.L.                                 Italy             Willy Rusch AG                        100
Rusch Manufacturing (UK) Ltd.                         UK                TFX Group Ltd.                        100
Rusch Manufacturing Sdn. Berhad                       Malaysia          Inmed (Malaysia) Holdings            96.5
Rusch Medical, S.A. (14)                              France            TFX International S.A.                100
Rusch Mexico, S.A. de C.V.                            Mexico            Teleflex                               99 (15)
Rusch Sdn. Berhad                                     Malaysia          Inmed (Malaysia) Holdings            96.5
Rusch Uruguay Ltda.                                   Uruguay           Rusch G B                              60
Rusch-Pilling Limited                                 Canada            Willy Rusch AG                       50.5 (16)
Rusch-Pilling S.A.                                    France            TFX International S.A.                100
S. Asferg Hospitalsartikler ApS                       Denmark           Teleflex                              100
Scandinavian Bellyloading Company AB                  Sweden            Telair International GmbH             100
Scandinavian Bellyloading Internat'l, Inc.            California        Teleflex                              100
Sermatech (Canada) Inc.                               Canada            924593 Ontario                        100
Sermatech de Mexico s. de R.L. de C.V.                Mexico            TFX Equities                        99.97 (17)
Sermatech Engineering Group, Inc.                     Delaware          Teleflex                              100
Sermatech Gas-Path (Asia) Ltd.                        Thailand          Sermatech                             100
Sermatech (Germany) GmbH                              Germany           TFX Holding GmbH                      100
Sermatech International Incorporated                  PA                Teleflex                              100
Sermatech Korea, Ltd.                                 Korea             Sermatech                              51 (18)
Sermatech-Mal Tool SARL                               France            TFX International S.A.                100 (19)
Sermatech Private Limited                             India             Sermatech International, Inc.          64 (20)
Sermatech Repair Services Limited                     UK                Airfoil Technologies Internat'l        60 (21)
Sermatech-Tourolle S.A.                               France            TFX International S.A.                100
Sermatech (U.K.) Limited                              UK                TFX Group Ltd.                        100
SermeTel Technical Services (STS) GmbH                Germany           TFX Holding GmbH                      100
Sierra International Inc.                             Illinois          TFX Equities                          100

                                                                      EXHIBIT 21



                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


                                                       JURISDICTION
SUBSIDIARY                                           OF INCORPORATION                 PARENT              PERCENTAGE
Simal S.A.                                            Belgium           TFX International S.A.                100
SSI Surgical Services, Inc. (22)                      New York          TFX Equities                           85
Technology Holding Company                            Delaware          TFX Equities                          100
Technology Holding Company II                         Delaware          Technology Holding Company III        100
Technology Holding Company III                        Delaware          Techsonic Industries, Inc.             66 (23)
Techsonic Industries, Inc.                            Alabama           Teleflex                              100
Telair International GmbH                             Germany           TFX Holding GmbH                      100
Telair International Incorporated(24)                 California        Teleflex                              100
Telair International Incorporated                     Delaware          Teleflex                              100
Telair International Services GmbH (25)               Germany           Bavaria Cargo Technologie             100
Telair International Services PTE LTD                 Singapore         Telair (CA)                          70.5 (26)
Teleflex (Canada) Limited                             Canada(B.C.)      924593 Ontario                        100
Teleflex Automotive (Co-Partnership)                  Michigan          Teleflex                               99 (27)
Teleflex Automotive Germany GmbH (28)                 Germany           UPDC Systems (Holding) GmbH           100
Teleflex Automotive de Mexico S.A. de C.V.            Mexico            TFX Equities                         99.9 (29)
Teleflex Automotive Manufacturing Corporation         Delaware          Teleflex                              100
Teleflex do Brasil S.A.                               Brasil            TFX Equities                           80 (30)
Telelfex Fluid Systems (Europe) BV                    The Netherlands   United Parts Group B.V.               100
Teleflex Fluid Systems (Europe) SA                    Spain             Teleflex Holding GmbH (Austria)       100
Teleflex Fluid Systems, Inc.                          Connecticut       Teleflex                              100
Teleflex Fluid Systems (UK) Limited                   UK                Teleflex Machine Products, Inc.       100
Teleflex Funding Corporation                          Delaware          Teleflex Incorporated                  40 (31)
Teleflex Holding GmbH (Austria)                       Austria           Teleflex Incorporated                55.1 (32)
Teleflex Industries Limited                           UK                Teleflex UK Limited                   100
Teleflex Limited                                      UK                Teleflex Industries Limited           100
Teleflex Machine Products, Inc.                       Delaware          Teleflex Fluid                        100
Teleflex - Morse GmbH                                 Germany           TFX Holding GmbH                      100
Teleflex Morse Limited                                UK                Teleflex Industries Limited           100
Teleflex-Morse (N.Z.) Limited                         New Zealand       Morse Controls Pty. Ltd.              100
Teleflex Pte. Ltd.                                    Singapore         Pilling Weck Asia Pte. Ltd.           100
Teleflex UK Limited                                   UK                TFX Group Ltd.                        100
TFX Automotive LTD (33)                               UK                TFX Group Ltd.                        100
TFX Engineering Ltd.                                  Bermuda           Teleflex Holding GmbH (Austria)       100
TFX Equities Incorporated                             Delaware          Teleflex                              100
TFX Financial Services (UK)                           UK                TFX Engineering Ltd. (Bermuda)        100
TFX Foreign Sales Corporation                         Barbados          TFX International Corp.               100
TFX Group Limited                                     UK                Teleflex Holding GmbH (Austria)       100
TFX Holding GmbH                                      Germany           Teleflex Holding GmbH (Austria)       100
TFX International Corporation                         Delaware          Teleflex                              100
TFX International Limited                             UK                TFX Group Ltd.                        100
TFX International S. A.                               France            Teleflex                              100
TFX Marine Incorporated                               Delaware          Teleflex                              100
TFX Medical Incorporated                              Delaware          Teleflex                              100
TFX Medical Wire Products, Inc.                       Delaware          TFX Equities                          100
TFX Scandinavia AB (34)                               Sweden            Teleflex                              100
The ISPA Company                                      Maryland          Sermatech                             100
Top Surgical GmbH                                     Germany           PW Chiurgische Produkte GmbH          100
Turbine Technology Services Corporation               New York          Sermatech                             100
United Parts Driver's Control Systems AB              Sweden            Telair International GmbH             100
United Parts Driver Control Systems B.V.              The Netherlands   United Parts Group B.V.               100
United Parts Driver Control Systems (UK) Ltd.         UK                TFX Group Ltd.                        100
United Parts Driver Control Systems (Holding) GmbH    Germany           United Parts Group N.V.                94 (35)
United Parts de Mexico SA de CV                       Mexico            United Parts Group N.V.            99.998 (36)

                                                                      EXHIBIT 21



                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


                                                       JURISDICTION
SUBSIDIARY                                           OF INCORPORATION                 PARENT              PERCENTAGE
United Parts France S.A.                              France            TFX International S.A.                100
United Parts Group B.V.                               The Netherlands   Telair International GmbH             100
United Parts FHS Automobile Systeme GmbH              Germany           UPDC Systems (Holding) GmbH          99.9 (37)
United Parts s.a.                                     France            TFX International s.a.                100
United Parts Slovakia sro                             Slovakia          UPDC Systems BV                       100
Victor Huber GmbH                                     Germany           Teleflex                              100
Weck Closure Systems LLC                              Delaware          Pilling Weck Incorporated (DE)        100
Willy Rusch AG                                        Germany           TFX Holding GmbH                      100
Willy Rusch Grundstucks und
 Beteiligungs AG + Co KG ("Rusch G B")                Germany           Willy Rusch AG                       99.8 (38)


1.    14% owned by Sermatech and 5% owned by Pilling Weck (PA).

2.    49% owned by Sermatech International Incorporated.

3.    49% owned by General Electric Company.

4.    1% owned by Teleflex Fluid Systems, Inc.

5.    40% owned by TFX Equities.

6.    One share (.002%) is owned by TFX Equities.

7.    20% owned by Alberto Casiraghi.

8. 60.59% owned by On-Invest AB, 8.01% owned by Wirab Innovation AB, 1.40% owned by Thomas Lojdquist (see On-Invest Agreement).

9.    Trades under name "Rusch Inc."

10. Formerly Rusch-Pilling (Asia) PTE LTD. -- 13 shares owned by Eric Cheong Pak Koon, 27 shares owned by Jim Yoncheck.

11.   49.5% owned by Rusch G B.

12.   .01% owned by Air Cargo Equipment Corporation

13.   Formerly Asid Bonz GmbH.

14.   Formerly Europe Medical, S.A.

15.   1% owned by Rusch Inc.

16.   49.5% owned by 924593 Ontario.

17.   .03% owned by TFX International Corporation

18.   49% owned by Aerospace Industries Ltd.

19.   Formerly Mal Tool & Engineering SARL.

20.   26% owned by AVT; 10% owned by ATTS

21.   40% owned by TFX Equities.

22.   Formerly Medical Sterilization, Inc.

23.   34% owned by ten other subsidiary companies.

24.   Formerly The Talley Corporation. Trades under name "Teleflex Control
      Systems."

25.   Formerly Telair Cargo Electronic Systems GmbH.

26.   29.5% owned by TPA PTE LTD & Mr. Chan.

27.   1% owned by TFX Equities

28. New name for merger of former companies, United Parts Automotive Engineering GmbH and United Parts Germany GmbH

29.   One share (.001%) is owned by TFX International Corporation.

30. 20% owned by Fania-Fabrica Nacional de Instrumentos Para Auto Veiculos ("Fania").

31    60% owned by GSS Holding, Inc.

32. 17.5% owned by TFX International Corporation, 10.1% by Inmed Corporation, 7.6% by TFX Equities Incorporated, 6% by Telair International Incorporated
      (DE), and 3.7% by Sermatech International Incorporated.

33.   Formerly S.J. Clark (Cables) Limited. Trades under name "Clarks Cables."

34.   Formerly TX Controls AB.

35.   6% owned by Compart Automotive B.V.

36.   0.002% owned by Compart Automotive B.V.

37.   0.1% owned by Arminium Treuhand.

38.   Two shares (.2%) owned by Inmed Corporation